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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

☒	Filed by the Registrant
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
TRANSMERIDIAN EXPLORATION, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANSMERIDIAN EXPLORATION, INC.
397 N. SAM HOUSTON PKWY E., SUITE 300
HOUSTON, TEXAS 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2005

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Transmeridian Exploration, Inc., a Delaware corporation ("Transmeridian" or the "Company"), will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Tuesday, May 17, 2005 at 10:00 a.m. local time for the following purposes:

  (1)
  Election of six Directors to hold office in accordance with the Company's Certificate of Incorporation until the 2006 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified;

  (2)
  To ratify the appointment of John A. Braden & Company, P. C. as independent auditors for the Company for the year ending December 31, 2005;

  (3)
  To approve an amendment to the Company's 2003 Stock Compensation Plan to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares; and

  (4)
  Such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 25, 2005 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

        Transmeridian's Annual Report for the year ended December 31, 2004, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

        You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. Your vote is important. The giving of such proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

        IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THIS IS A STOCKHOLDERS' MEETING AND ATTENDANCE WILL BE LIMITED TO STOCKHOLDERS OF TRANSMERIDIAN OR THEIR QUALIFIED REPRESENTATIVE. EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. QUALIFIED REPRESENTATIVES OF A STOCKHOLDER MUST HAVE IDENTIFICATION AS WELL AS A PROPERLY EXECUTED AND GUARANTEED PROXY FROM THE STOCKHOLDER THEY ARE REPRESENTING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

By Order of the Board of Directors
/s/ LORRIE T. OLIVIER Lorrie T. Olivier Chairman and Chief Executive Officer
Houston Texas April 7, 2005

TRANSMERIDIAN EXPLORATION, INC.
397 N. SAM HOUSTON PKWY E., SUITE 300
HOUSTON, TEXAS 77060

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2005

SOLICITATION OF PROXIES

        The accompanying proxy is solicited on behalf of the Board of Directors of Transmeridian Exploration, Inc., a Delaware corporation ("Transmeridian" or the "Company"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Tuesday, May 17, 2005 at 10:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying Proxy were first mailed to stockholders of record on or prior to April 27, 2005.

RECORD DATE AND VOTING SECURITIES

        The Board of Directors has fixed the close of business on March 25, 2005 as the Record Date (herein so called) for determining the holders of common stock, $.0006 par value per share, of Transmeridian ("Common Stock"), and holders of the Company's Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock and the shares of the Series A Preferred Stock are the only shares of capital stock entitled to vote at the Annual Meeting. As of the Record Date, Transmeridian had 80,113,151 shares of Common Stock outstanding and 1,785.714 shares of Series A Preferred Stock outstanding. Each holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted on the Record Date, subject to the limitation that each holder of the Series A Preferred Stock shall not convert the Series A Preferred Stock such that the number of shares of Common Stock issued after the conversion would exceed, when aggregated with all other shares of Common Stock owned by such holder at such time, in excess of 4.999% of the then issued and outstanding shares of Common Stock outstanding of the Company.

RECOMMENDATIONS OF THE BOARD

        Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with a description of each item in this Proxy Statement. In summary the Board recommends a vote:

  •
  FOR the election of six Directors of Transmeridian to hold office in accordance with Transmeridian's Certificate of Incorporation until the 2006 Annual Meeting of Stockholders or until their respective successors shall be duly elected and qualified;

  •
  FOR the appointment of John A. Braden & Company, P. C. as independent auditors for the year ending December 31, 2005; and

  •
  FOR the amendment to the Company's 2003 Stock Compensation Plan to increase the number of shares authorized for issuance under such Plan by 2,500,000 shares.

QUORUM AND VOTING

        The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally called.

        The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders do not have the right to cumulatively vote their shares for directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

        The affirmative vote of a majority of the shares having voting power present, in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of John A. Braden & Company, P. C. as independent auditors for Transmeridian and to amend the Company's 2003 Stock Compensation Plan to increase the number of shares authorized under such Plan by 2,500,000 shares. Abstentions and broker non-votes will have the same effect as a vote against these proposals.

        Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Common Stock.

PROXY SOLICITATION

        The expense of the solicitation of proxies will be borne by Transmeridian. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, executive officers and other employees of Transmeridian. Transmeridian will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Transmeridian will reimburse such entities for their reasonable out-of-pocket expenses.

REVOCATION OF PROXY

        Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of Transmeridian of such revocation; (b) by voting in person at the meeting; or (c) by executing and delivering to the Secretary of Transmeridian a later dated proxy.

OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 25, 2005, information about the beneficial ownership of our Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing in this Proxy Statement, and (iv) all executive officers and directors of the Company as a group. In compiling this table, we have relied on the records of our transfer agent, public filings and other information available to us. We believe this information is reliable. However, these holdings are subject to change. The percentage information is based on 80,113,151 shares of Common Stock outstanding as of the above date. We do not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Name of Beneficial Owner	Shares Owned(a)	Percent of Class
Executive Officers and Directors:
Lorrie T. Olivier(b)	16,050,680	20.0%
Bruce A. Falkenstein(c)	1,921,575	2.4%
Philip J. McCauley(d)	708,333	0.9%
Charles J. Campise	141,732	0.2%

Earl W. McNiel	125,000	0.2%
Joseph S. Thornton	100,000	0.1%
George E. Reese	58,333	0.1%
James H. Dorman	58,333	0.1%
Marvin R. Carter	8,333	0.0%

All directors and officers as a group	19,172,319	23.8%

Other Beneficial Owners:
JMJC Investments, Inc.(b) 397 N. Sam Houston Pkwy. E., Suite 300 Houston, TX 77060	6,300,000	7.9%
Jack Investments, Ltd. 4F-9, No. 51, Sec 2 Keelung Road, Taipei 110, Taiwan	4,000,000	5.0%
Kornerstone Investment Group, Ltd.(e) Trident Chambers P.O. Box 146 Wickhams Cay, Road Town Tortola, British Virgin Islands	5,133,000	6.4%

(a)
Each person has sole voting and investment power with respect to the common shares listed, except as noted below. Included in the total above are options exercisable within 60 days of the record date by Mr. Olivier (33,333 shares), Mr. Falkenstein (175,000 shares), Mr. Campise (116,667 shares), Mr. McCauley (158,333 shares), Mr. Reese (58,333 shares), Mr. Carter (8,333 shares) and Mr. Dorman (58,333 shares). The address for each of the Executive Officers and Directors is 397 N. Sam Houston Pkwy E., Suite 300, Houston, TX 77060.

(b)
Includes 8,917,347 shares owned by Olivier Family Living Trust, as well as 6,300,000 common shares owned by JMJC Investments, Inc. and 800,000 common shares owned by Colamer Ltd., both of which are entities controlled by Mr. Olivier. The shares held by JMJC Investments, Inc. are also reflected separately as this entity owns more than 5% of our common shares.

(c)
Includes 1,765,819 common shares owned by Falkenstein Family Living Trust, an entity controlled by Mr. Falkenstein.

(d)
Includes 500,000 common shares owned by Zen Trust, an entity controlled by Mr. McCauley.

(e)
The principal stockholder of Kornerstone is employed on a part-time basis as a consultant and manager of Caspi Neft, the Company's operating subsidiary in Kazakhstan.

ITEM ONE: ELECTION OF DIRECTORS

        The number of directors constituting the full Board of Directors of Transmeridian has been established as not less than one, in accordance with Transmeridian's Bylaws. Six Directors will be elected at the Annual Meeting to hold office until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

NOMINEES FOR ELECTION AS DIRECTORS:

NAME, AGE AND BUSINESS EXPERIENCE	DIRECTOR SINCE

Lorrie T. Olivier, 54, has served as President and Chief Executive Officer of the Company since its inception. Mr. Olivier became Chairman of the Board in 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC's interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil.	2000
Philip J. McCauley, 43, has been a Director of the Company since its formation in 2000. He is currently Industrial Fellow of the University of Nottingham, England. From 2000 to 2003 he was the Chairman and Chief Executive Officer of Audio Navigation Ltd. From November 1983 to December 1999, Mr. McCauley was the Chief Executive Officer of TTL Group Ltd.	2000
James H. Dorman, 72, joined the Board of Directors in October 2002. Mr. Dorman has 48 years of experience as a professional geologist and oil and gas executive. In 1996, Mr. Dorman founded Doreal Energy Corporation, a publicly-held international exploration and production company, and served as President, Chief Executive Officer and a Director until retiring in 2001. He began his career with Chevron and then with Tenneco, Inc., serving for 25 years, where he last held the position of Exploration Vice President.	2002
George E. Reese, 54, joined the Board of Directors in May 2003. He is Chairman of the Audit Committee. He served with Ernst & Young from 1972 to 1995, ultimately as a partner in the firm, including the last four years as Managing Partner of the Moscow office of the firm. He then became a financial executive with Crown Castle International from 1997 to 2001. He currently is a Director of M7 Aerospace, LP and the Chairman of Intercomp Technologies, L.L.C.	2003
Marvin R. Carter, 75, joined the Board of Directors in April 2004. Mr. Carter has over 50 years of experience in oil and gas exploration, primarily in international operations. From 1971 until 1990 he served as President and General Manager for three Occidental Petroleum subsidiaries in South America. He also served as Vice President of Latin America Operations for Occidental and as Vice President, Executive Operations for Occidental until his retirement in 1994. He currently is the President of an oil and gas consulting firm.	2004

Dr. J. Fernando Zúñiga y Rivero, 77, Joined the Board of Directors in April 2005. Dr. Zúñiga y Rivero has worked for over fifty years in the international energy industry. Starting as an exploration geologist and biostratigrapher, he became exploration head of an Exxon affiliate and continued as exploration-production manager, integrated operations manager, general manager, and chairman/CEO of Petróleos del Perú, the national oil company of Perú. Subsequently as Energy Division project officer of The World Bank, he planned and implemented exploration-promotion projects in 58 countries, mainly in East and West Africa, Eastern Europe, Southeast Asia and Latin America. Holding a B.Sc. in Physics and Geological Sciences from San Agustín University in Arequipa, Perú, he carried on post-graduate studies in Paleontology and Stratigraphy at the University of California (Los Angeles) and was awarded a Ph.D. in Geological Sciences by the University of San Agustín in Arequipa, Perú.	2005

        Each of the nominees for election as directors has agreed to serve if elected. Transmeridian knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Transmeridian will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

        The Board of Directors recommends a vote FOR the re-election of Messrs. Olivier, McCauley, Dorman, Reese, Carter and Zúñiga y Rivero to the Board of Directors.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

        To be elected a Director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

DIRECTORS' MEETINGS AND COMMITTEES

        The Board of Directors has standing audit, compensation, and nominating and governance committees. The Board of Directors has adopted written charters for the audit, executive compensation, and nominating and governance committees. These charters are available on the Company's website at www.tmei.com. The Board of Directors of the Company held three meetings during 2004. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Board took action by written consent three times during 2004.

BOARD INDEPENDENCE

        The Board has determined that each of the director-nominees are "independent", as defined under the rules and regulations of the Securities and Exchange Commission governing audit committees, except for Mr. Olivier, the Chief Executive Officer of the Company. All of the members of the Nominating and Governance Committee, the Compensation Committee, and the Audit Committee are "independent directors," as defined in the applicable rules and regulations of the Securities and Exchange Commission. For purposes of defining independence, the Company also utilizes the definitions and requirements of the American Stock Exchange.

COMMITTEES OF THE BOARD

Audit Committee

        The Audit Committee consists of Messrs. McCauley, Reese and Zúñiga y Rivero. Prior to his resignation from the Board of Directors in March 2005, Angus Simpson was also on the Audit Committee. Mr. Reese is the Chairman of the committee. The Board of Directors has determined that Mr. Reese is an "audit committee financial expert" and "independent" as defined under the applicable rules of the Securities and Exchange Commission and the listing requirements of the American Stock Exchange. The Audit Committee's Charter is available on the Company's web site at www.tmei.com.

        The functions of the audit committee include: (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K, any significant adjustments proposed by the independent auditors and our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (v) making a recommendation to the Board of Directors regarding inclusion of the audited financial statements in our Annual Report on Form 10-K; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors and management to review the adequacy of our internal controls; (ix) monitoring our accounting management and controls; (x) monitoring our policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by our employees with our Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving Transmeridian which may have a material financial impact on Transmeridian or relate to matters entrusted to the audit committee. The audit committee held five meetings during 2004. The audit committee did not take action by written consent during 2004.

Nominating and Governance Committee

        The Nominating and Governance Committee consists of Messrs. Dorman, Carter and Zúñiga y Rivero. Prior to his resignation from the Board of Directors in March 2005, Angus Simpson was also on the Nominating and Governance Committee. Mr. Dorman is the Chairman of the Committee. The purpose of the Nominating and Governance Committee is to seek to ensure continuation of the effectiveness and independence of the Board of Directors. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board of Directors, including the slate of directors to be elected each year at the annual meeting of stockholders, making recommendations concerning the size and composition of the Board of Directors, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing the Corporate-wide Code of Conduct and the Code of Ethics for senior financial officers of the Company. The Nominating and Governance Committee's Charter is available on the Company's web site at www.tmei.com. The Nominating and Governance Committee held one meeting during 2004. The Nominating and Governance committee did not take action by written consent during 2004.

        The Nominating and Governance Committee is presently developing written criteria for membership on the Board of Directors but has not yet finalized these criteria. The Committee's process for identifying and evaluating nominees is as follows: (a) for incumbent directors whose terms are expiring, it reviews the quality of their prior service to the Company, including the nature and extent of their participation in the Company's governance and their contributions of management and financial expertise and experience to the Board and the Company; and (b) for new director candidates, in addition to their expertise, experience, reputation and stature, it considers whether their skills are complementary to those of existing Board members, whether they will fulfill the Board's needs for management, financial, technological or other expertise, and whether they are likely to have sufficient time to responsibly perform all of their duties as directors. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, stockholders and other persons.

Director Nominees Recommended by Stockholders

        Suggestions for nominees from stockholders are evaluated in the same manner as other nominees. Any stockholder nominations must be submitted in writing and should include the nominee's name and qualifications and be addressed to Chairman of the Nominating Committee, 397 N. Sam Houston Pkwy E, Suite 300, Houston, Texas 77060. The information must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the nominating person's ownership of Company Common Stock, a written indication by the candidate of her or his willingness to serve if elected, and a written statement in support of the candidate including comments as to the candidate's character, judgment, age, business experience, and other commitments. For a stockholder recommendation to be considered by the Nominating and Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC. See "Stockholder Proposals for 2006 Annual Meeting."

        There are no nominees for election to the Company's Board of Directors at the 2005 Annual Stockholders' meeting other than directors standing for re-election.

Stockholder Communications with the Board of Directors

        Any stockholder may contact any of our directors by writing to them by mail c/o Director's Name at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

        Any stockholder may report to the Board of Directors any complaints regarding accounting, internal accounting controls, or auditing matters. Any stockholder who wishes to so contact the Board should send such complaints to the Audit Committee c/o Mr. George Reese, Chairman of the Audit Committee, at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

        Our Chief Financial Officer and outside counsel will review, summarize and, if appropriate, investigate the complaint and draft a response to the communication in a timely manner. A member of the Audit Committee, or the Audit Committee as a whole, will then review the summary of the communication, the results of the investigation, if any, and the draft response. The summary and response will be in the form of a memo, which will become part of the stockholders communications log that the Company will maintain with respect to all stockholder communications.

        The Company encourages each of its directors to attend the annual meeting of stockholders. All directors attended last year's annual meeting of stockholders.

Compensation Committee

        The Compensation Committee consists of Messrs. Dorman and Carter. Mr. Carter is the Chairman. The functions of this committee are to: (i) establish the compensation of the senior executive officers; (ii) periodically review the succession plans for our executive officers; and (iii) serve as the administrative committee for Transmeridian's Stock Option Plan and Stock Compensation Plan. The Compensation Committee held one meeting during 2004. The Compensation Committee did not take action by written consent during 2004.

COMPENSATION OF DIRECTORS

        Prior to 2003, no compensation was paid to the directors. In May 2003, the Company granted options to purchase 150,000 shares of common stock to each of the two directors who have served on the Board since inception, Mr. McCauley and Mr. Simpson. The remaining two directors, Mr. Dorman and Mr. Reese, were each granted options to purchase 50,000 shares of common stock. The options granted have an exercise price of $0.24 per share and vest one year from the date of grant. In March 2004, a formal compensation plan was implemented for the Board of Directors. Each outside director will receive $10,000 per year, which represents $2,500 for each quarterly meeting attended. Additionally, each audit committee member will receive $1,000 quarterly and the committee chair will receive $2,000 quarterly. The compensation committee members will receive $500 quarterly and the committee chair will receive $1,000 quarterly. All director compensation coincides with regularly scheduled committee and board meetings. If additional meetings are required, then directors are compensated $750 for each half day and $1,500 for each full day of meetings. Additionally, each outside director receives an annual restricted stock award of 10,000 shares on the date of the Annual Meeting and an annual target grant of options to purchase 40,000 shares of common stock. In November 2004, the outside directors each received options to purchase 25,000 shares of common stock. The options granted have an exercise price of $1.50 per share and vest one-third after six months, on-third after 18 months and one-third after 30 months, each as measured from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Kornerstone Investment Group, Ltd. (Kornerstone) is the beneficial owner of more than 5% of the Company's common stock. None of our executive officers or directors has a financial interest in Kornerstone. In connection with the acquisition of the Company's South Alibek Field in Kazakhstan, we granted Kornerstone a 10% carried working interest in the Field, effective after we recover all costs attributable to the carried interest. During 2000, the Company issued 1,000,000 shares of Common Stock, valued at $100,000, to Kornerstone in connection with the renegotiation of a financing arrangement related to the acquisition of the South Alibek Field. Additionally, during 2002, we paid Kornerstone $400,000 in connection with arrangement of $50 million of development financing related to the South Alibek Field. We paid $200,000 of the amount in cash and the balance was retired by the issuance of 4,000,000 shares of Common Stock pursuant to an agreement between the parties. During 2002, we also paid the principal stockholder of Kornerstone a stock bonus of 100,000 shares in connection with services performed in expanding the area covered by our the license on the South Alibek Field from 3,396 acres to 14,111 acres. The principal stockholder of Kornerstone is a citizen of Kazakhstan and is employed on a part-time basis as a consultant and manager of Caspi Neft, the Company's operating subsidiary in Kazakhstan.

        During 2002, Mr. Olivier and entities under his control advanced cash totaling $180,000 to the Company. Additionally, two of our stockholders, none of whom owns more than 5% of our common shares outstanding, made advances totaling $68,025. During 2004, $198,025 of these loans, together with accrued interest of $68,676 was repaid. As of December 31, 2004 one loan remains outstanding with a principal balance of $50,000 and accrued interest of $19,608.

        In connection with a contract for investor relations services for the Company, Mr. Olivier transferred 150,000 shares of our common stock from his personal holdings to the firm which was contracted to provide these services. This payment in common stock covered the period from December 15, 2002 through March 15, 2003. The value of these shares was $0.17 per share, or $25,500 in total.

        Mr. Olivier is considered a promoter or founder of the Company within the meaning of Rule 405 of Securities Act of 1933. Mr. Olivier received 18,900,000 common shares in connection with the initial formation of the Company. Additionally, six other individuals received a total of 22,400,000 common shares. Of the shares issued to the founder, Mr. Olivier subsequently returned 5,600,000 shares to the Company to mitigate the dilutive effects of other common share issuances by the Company.

EXECUTIVE OFFICERS OF TRANSMERIDIAN

        The officers of Transmeridian are elected annually by the Board of Directors following each Annual Meeting of Stockholders, or as soon thereafter as necessary and convenient. Each officer holds office until the earlier of such time as his or her successor is duly elected and qualified, his or her death or he or she resigns or is removed from office. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of Transmeridian will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed.

        In July 2004, Mr. Earl McNiel was hired as Chief Financial Officer ("CFO") to replace Mr. Randall Keys, who resigned as CFO on the same date. Mr. Keys resigned from the Company to pursue other interests. The Company did not make a severance payment to Mr. Keys.

        In January 2005, Mr. Joseph S. Thornton was hired as Vice President of Operations of the Company.

        The executive officers of Transmeridian, their ages and positions held with Transmeridian and their business experience for the past five years are listed below.

Executive Officer	Age	Title
Lorrie T. Olivier	54	President & CEO, Chairman of the Board
Earl W. McNiel	46	Vice President and Chief Financial Officer
Joseph S. Thornton	54	Vice President of Operations
Bruce A. Falkenstein	46	Vice President Exploration and Geology
Charles J. Campise	54	Corporate Controller

        Lorrie T. Olivier has served as President and Chief Executive Officer of the Company since its inception. Mr. Olivier became Chairman of the Board in 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC's interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil.

        Earl W. McNiel joined the Company in July 2004 as Vice President and Chief Financial Officer. Mr. McNiel brings extensive financial experience to the Company, having served as Vice President and Chief Financial Officer of Pride International, Inc., a NYSE-listed oilfield service company from 1997 through 2003 and most recently as its Vice President of Planning and Corporate Development. He joined Pride in 1994 as its Chief Accounting Officer, and was promoted to CFO in 1997. Mr. McNiel has 24 years of experience with public companies, primarily in the energy industry, and has broad experience with financing and SEC matters. Before joining Pride, Mr. McNiel served as Chief Financial Officer of several publicly owned waste management companies and as Manager, Finance with ENSCO International, Inc. He began his career in public accounting and graduated with a BBA degree from Baylor University.

        Joseph S. Thornton joined the Company in January 2005 as Vice President of Operations. Mr. Thornton has in excess of 30 years experience in oil and gas exploration, development and production operations. Most recently he served as Manager of Affiliates for Vanco Energy Company where he coordinated the activities for all the local branch offices and ensured contract compliance with the host Governments. Prior to that, he was Project Manager for Schlumberger in Moscow and Algeria where he was the project leader for production optimization opportunities and complex horizontal drilling operations. He held various senior positions with Ashland Exploration Benin and United Meridian International Corporation including Vice-President and General Manager for UMIC Côte d'Ivoire based in Abidjan. Mr. Thornton holds a Petroleum Engineering degree from the University of Oklahoma and is a registered Professional Engineer. He has also been knighted as an Officer in the National and Ivorian Orders of Merit.

        Bruce A. Falkenstein joined the Company at its founding in 2000 and has served as Vice President of Exploration and Geology since its inception. Prior to joining Transmeridian, he served for 20 years with Amoco and BP, its successor, where he last held the position of Manager and Chief Geophysicist of the Kazakhstan Exploration team for BP Amoco. Since 1992, he has worked exclusively on the technical evaluation and acquisition of oil fields and operating licenses in Kazakhstan and the Caspian Sea region. Mr. Falkenstein has some fluency in Russian and is a State of Texas licensed Professional Geoscientist.

        Charles J. Campise joined the Company as Corporate Controller in December 2003. Mr. Campise has more than 30 years of experience in accounting for oil and gas operations, including 12 years with Ocean Energy from 1988 to 2000, where his duties included responsibility for SEC Reporting and all international accounting. In 1998 he was transferred to West Africa as Vice President of Finance and Administration for Ocean Energy Cote d' Ivoire until 2001. In 2001 he was Finance Director and Board of Director member for an Apache Corporation Joint Venture Company in Cairo, Egypt. After leaving Apache in mid 2002 he performed independent accounting and financial consulting, until accepting the position with the Company. Mr. Campise is a Certified Public Accountant in Texas.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table provides information about the compensation we paid our Chief Executive Officer and the other most highly compensated executive officers during the last three fiscal years.

Summary Compensation Table

Long Term Compensation(a)
Annual Compensation
Securities Underlying Options/SARs (#)
Name/Principal Position	Fiscal Year	Salary		Bonus	Other Annual Compensation	Restricted Stock Awards ($)
Lorrie T. Olivier President and Chief Executive Officer	2004 2003 2002	$ $ $	200,000 200,000 200,000	— — —	— — —	— — —	100,000 — —
Earl W. McNiel Vice President and Chief Financial Officer(b)	2004 2003 2002	$ $ $	60,938 — —	— — —	— — —	— — —	— — —
Randall D. Keys Former Chief Financial Officer(c)	2004 2003 2002	$ $ $	62,500 40,000 —	— — —	— — —	— 26,875 —	— 500,000 —
Joseph S. Thornton Vice President of Operations(d)	2004 2003 2002	$ $ $	— — —	— — —	— — —	— — —	— — —
Bruce A. Falkenstein Vice President of Exploration & Geology	2004 2003 2002	$ $ $	120,000 120,000 120,000	— — —	— — —	— — —	75,000 250,000 —
Charles J. Campise Corporate Controller	2004 2003 2002	$ $ $	88,689 — —	— — —	— — —	— — —	50,000 100,000 —

(a)
The Company did not make bonus or any other compensation payments during the year ended December 31, 2004.

(b)
Mr. McNiel was hired as Vice President and Chief Financial Officer in July 2004. On the date of hire he was granted a restricted stock award of 500,000 shares with 125,000 vesting on the date of hire and 125,000 vesting each anniversary thereafter over a three year period. The value of the award was $505,000, based on the closing price of the stock on the date of the grant.

(c)
In July 2004, Mr. Keys resigned as CFO of the Company to pursue other interests. The Company did not make any severance payments to Mr. Keys. Upon his resignation, 250,000 shares of unvested options were forfeited by Mr. Keys.

(d)
Mr. Thornton was hired as Vice President of Operations in January 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The following table provides information about stock options granted during the year ended December 31, 2004.

	Individual Grants
Name and Principal Position	Number of Securities Underlying Options/SARs Granted (#)(a)	% of total Options/SARs granted to employees in fiscal year	Exercise or base price ($/Share)(b)	Expiration Date	Grant Date Present Value(d)
Lorrie T. Olivier President and Chief Executive Officer	100,000	35.71%	$1.50	November 17, 2009	$64,000
Earl W. McNiel Vice President and Chief Financial Officer	—	—	—	—	—
Joseph S. Thornton Vice President of Operations	—	—	—	—	—
Bruce A. Falkenstein Vice President of Exploration and Geology	75,000	26.79%	$1.50	November 17, 2009	$48,000
Charles J. Campise Corporate Controller	50,000	17.86%	$1.50	November 17, 2009	$32,000

(a)
No Stock Appreciation Rights ("SARs") were granted in 2004.

(b)
The exercise price equaled the fair market value of the common stock on the date of grant.

(c)
The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options granted. The fair value of each option grant was estimated on the date of grant using the following assumptions: risk-free interest rates of 4.5 to 5.0%; expected lives between two and three years; and volatility of the price of the underlying common stock of 41-100%.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

				Number of securities underlying unexercised options/SAR's at fiscal year end		Value of in-the-money options/SAR's at fiscal year end(1)
	Number of Shares/SAR's Acquired on Exercise
Name			Value Realized
				Exercisable	Unexercisable	Exercisable	Unexercisable
Lorrie T. Olivier	—		$—	—	100,000	$—	$38,000
Earl W. McNiel	—		$—	—	—	$—	$—
Joseph S. Thornton	—		$—	—	—	$—	$—
Bruce A. Falkenstein	84,211	(2)	$128,000	150,000	75,000	$246,000	$28,500
Charles J. Campise	—		$—	50,000	100,000	$64,000	$83,000

(1)
The closing price for the Common Stock as reported on the OTC Bulletin Board as of December 31, 2004 was $1.88. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Common Stock underlying the option.

(2)
Mr. Falkenstein exercised 100,000 of options on December 7, 2004 utilizing the cashless exercise method. The closing price on the exercise date was $1.52. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Common Stock underlying the option less the forfeited shares for the cashless exercise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No executive officer of Transmeridian served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on Transmeridian's Board of Directors or Compensation Committee. During 2004, no executive officer or former Executive Officer of Transmeridian voted on any decision relating to compensation matters of the Company.

REPORT ON CHIEF EXECUTIVE COMPENSATION

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph included herein shall not be incorporated by reference into any such filings.

Introduction

        The Compensation Committee of the Board of Directors has overall responsibility for approving and evaluating our general compensation policies, as well as the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that our executive compensation programs will enable us to attract and retain key people and motivate them to achieve or exceed certain of our key objectives by making individual compensation directly dependent on our achievement of certain short and long-term business goals, such as profitability and asset management and by providing rewards for exceeding those goals

Compensation Programs

        Base Salary.    The Committee establishes base salaries for executive officers at levels which it believes to be competitive with salaries paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to our success and comparisons to similar positions within the company and at other comparable companies.

        Stock Options.    The Committee believes that stock options provide a key incentive to officers to work towards maximizing stockholder value. These options may be provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by us to our executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such date or dates as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to us, to create an incentive to remain with us and to provide a long-term incentive to achieve or exceed our financial goals. In fiscal 2004, the Compensation Committee awarded options to purchase 555,000 shares of common stock to the directors, executive officers and key employees of the Company at an exercise price of $1.50 per share. These options vest one-third after six months, one-third after 18 months and one-third after 30 months, each as measured from the date of grant.

        Stock Compensation Plan.    The purpose of the Company's Stock Compensation Plan is to (a) to promote the identity of interests between stockholders, employees, and directors of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, and directors of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees and directors who contribute to the Company's success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, and directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company.

        Pursuant to the terms and conditions of the Stock Compensation Plan, the Company is authorized to issue shares of Common Stock of the Company under the Plan, including the issuance of the following types of Awards: restricted stock awards, payments of bonuses in stock, payment for services to consultants in stock, warrants, and stock appreciation rights.

        Other.    In addition to the foregoing, officers participate in compensation plans available to all employees.

Compensation of Chief Executive Officer

        The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer include our operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for us.

        The Compensation Committee considers stock options and compensation under the Company's Stock Compensation Plan to be an important component of the Chief Executive Officer's compensation as a way to reward performance and motivate leadership for long-term growth and profitability. In fiscal 2003, at the request of Mr. Olivier, the Compensation Committee removed his name from consideration for a stock option grant. In fiscal 2004, the Compensation Committee awarded Mr. Olivier options to purchase 100,000 common shares at an exercise price of $1.50 per share. These options vest one-third after six months, one-third after 18 months and one-third after 30 months, each as measured from the date of grant.

Compensation Limitations

        Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. We plan to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Respectively submitted by the COMPENSATION COMMITTEE
/s/ Marvin Carter Marvin Carter, Chairman
/s/ James H. Dorman James H. Dorman
Houston, Texas April 7, 2005

ITEM TWO: RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has selected John A. Braden & Company, P. C., independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2005, and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting. Representatives of John A. Braden & Company, P. C. are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of John A. Braden & Company, P. C. are also expected to be available to respond to appropriate questions.

        John A. Braden & Co., P.C. has served as the Company's principal independent accountant since May 15, 2002. Prior to May 15, 2002, Grant Thornton LLP served as the Company's principal independent accountant. On May 15, 2002, the Company notified Grant Thornton LLP that they would no longer be engaged as the Company's principal independent accountants. This decision was recommended by the Company's management and approved by the Company's Audit Committee and Board of Directors. In connection with its audits for the fiscal years ended December 31, 2001 and 2000, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. Grant Thornton LLP's reports on the financial statements for each of those fiscal years contained an emphasis paragraph as to uncertainty about the Company's ability to continue as a going concern. In connection with Grant Thornton LLP's audits for the fiscal years ended December 31, 2001 and 2000, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

        The Company engaged John A. Braden & Co., P.C. as its new independent accountants effective May 15, 2002. The Braden firm conducted a re-audit of the financial statements for the fiscal years ended December 31, 2001 and 2000 and issued an opinion on those financial statements. This opinion also contained an emphasis paragraph as to uncertainty about the Company's ability to continue as a going concern. During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, neither Transmeridian nor anyone on its behalf consulted the Braden firm regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Transmeridian's consolidated financial statements, nor has the Braden firm provided to Transmeridian a written report or oral advice regarding such principles or audit opinion.

Audit and Non-Audit Fees

        In addition to performing the audit of the company's consolidated financial statements, John A. Braden & Co., P.C., provided various other services for the years ended December 31, 2004, 2003 and 2002. The aggregate fees billed for each of the following categories of services are set forth below:

	2004	2003	2002
Audit fees(1)	$78,795	$76,857	$76,809
Tax fees(2)	$—	$4,271	$12,674
All other services(3)	$41,976	$—	$—

(1)
"Audit fees" represents professional services in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory and regulatory filings.

(2)
Represents tax planning.

(3)
"All other services" includes evaluating the effects of various accounting issues, registration statement and the Sarbanes-Oxly Act.

        The Audit Committee has reviewed the non-audit services provided to Transmeridian by John A. Braden & Co., P.C. and has concluded that such services are compatible with the maintenance of that firm's independence in the conduct of its auditing functions for Transmeridian. In accordance with its Charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Braden firm. During the fiscal year 2004, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

        The submission for ratification of the appointment of John A. Braden & Co., P.C. is not required by law or by the By-Laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If John A. Braden & Co., P.C. shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

        The Board of Directors recommends a vote FOR the ratification of the appointment of John A. Braden & Co., P.C. as independent auditors for the year ending December 31, 2005.

VOTE REQUIRED TO RATIFY THE APPOINTMENT OF JOHN A. BRADEN & COMPANY, P.C. AS INDEPENDENT AUDITORS

        The proposal to ratify the appointment of John A. Braden & Co., P.C., as independent auditors for the year ending December 31, 2005, requires the affirmative vote of a majority of the shares having voting power present, in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

ITEM THREE:
PROPOSAL TO AMEND THE COMPANY'S 2003 STOCK COMPENSATION PLAN

        The Company's 2003 Stock Compensation Plan (the "Plan") was adopted by the Board of Directors in May 2003. The Plan provides for the issuance of restricted stock awards; payments of bonuses in stock; payment for services to consultants in the form of stock; employer contributions to a 401(k) plan; stock appreciation rights; and warrants up to an aggregate of 2,500,000 shares. As of April 1, 2004, stock awards and restricted stock grants covering an aggregate of 2,359,160 shares have been issued from the Plan. On April 6, 2004 the Board of Directors authorized an amendment to the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan by an additional 2,500,000 shares, for a total of 5,000,000 shares authorized under the Plan. A copy of the Amended and Restated 2003 Stock Compensation Plan which increases the number of shares authorized to a total of 5,000,000 shares is attached hereto as Appendix A.

        Section 711 of the Company Guide of the American Stock Exchange, the stock exchange on which the Company's Common Stock is listed, requires shareholder approval of any material amendment to any stock option or purchase plan to which options or stock may be acquired by officers, directors, employees, or consultants. The stockholders are being requested to approve this amendment at the Annual Meeting of Stockholders. The last sale price of our Common Stock on April 1, 2004 as reported by American Stock Exchange was $2.47.

        The Board of Directors believes that the amendment of the Plan is necessary in order to provide an effective method of recognizing employee contributions to the future advancement of the Company. The Company also believes that its ability to grant stock purchase rights under the Plan is critical to its success in attracting and retaining experienced and qualified employees and remaining competitive in compensation packages compared to surrounding companies. Additionally, given the Company's critical and on-going need to conserve cash for its exploration and production activities and operations, the use of long-term and short-term compensation from stock purchase rights and stock awards are an important form of compensation to conserve cash.

        The following is a summary description of the 2003 Stock Compensation Plan.

Description of 2003 Stock Compensation Plan

        General.    The purpose of 2003 Stock Compensation Plan (the "Plan") is (a) to promote the identity of interests between shareholders, employees, and directors of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, and directors of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees and directors who contribute to the Company's success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, and directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company.

        Administration. The Plan may generally be administered by the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of two or more directors (or such lesser number as may be permitted by applicable law or rule), each of whom is a "disinterested person" within the meaning of the applicable provisions of Rule 16b-3 under the Exchange Act.

        Eligibility.    Awards may be granted only to individuals who are officers, employees (including employees who are also directors), directors and consultants of the Company or a subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

        Specific Terms of Awards.    Awards may be granted on the terms and conditions set forth in the Plan. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10.02 of the Plan), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant.

        Changes to the Plan.    The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such amendment or alteration increases the number of shares reserved for Awards under the Plan, changes the class of Participants eligible to receive Awards under the Plan, or materially increases the benefits to Participants under the Plan, or if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed in order to maintain compliance therewith, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan after initial shareholder approval of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him.

        The foregoing is only a summary of the Plan. It does not purport to be complete, and does not discuss the tax consequences to any recipient under the United States federal income tax laws or the provisions of the income tax laws of any municipality, state or foreign country in which the recipient may reside.

        The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE 2003 STOCK COMPENSATION PLAN AND THE INCREASE OF THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER AND APPROVAL OF THE AMENDED AND RESTATED 2003 STOCK COMPENSATION PLAN AS ATTACHED HERETO AS APPENDIX A.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its Charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        The Audit Committee met five times either in person or by telephone during fiscal year 2004. In the course of these meetings, the Audit Committee met with management and our independent auditors and reviewed the results of the external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

        The Audit Committee believes that a candid, substantive and focused dialogue with the independent auditors is fundamental to the Audit Committee's oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the independent auditors without management present. In the course of its discussions in these meetings, the Audit Committee asked a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions include:

  •
  Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

  •
  Based on the auditors' experience, and their knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

  •
  Based on the auditors' experience, and their knowledge of our business, have we implemented internal controls that are appropriate for our business?

        The Audit Committee approved the engagement of John A. Braden & Co., P.C. (the "Braden firm") as our independent auditors for fiscal year 2004 and reviewed with the independent auditors their respective overall audit scope and plans. In approving the Braden firm, the Audit Committee considered the qualifications of the Braden firm and discussed with the Braden firm their independence, including a review of the audit and non-audit services provided by them to us. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by Independence Standards Board Standard No. 1.

        Management has reviewed the audited financial statements for fiscal year 2004 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent auditors to help give the Audit Committee comfort in connection with its review.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

Respectively submitted by THE AUDIT COMMITTEE
/s/ George E. Reese George E. Reese, Chairman
/s/ Philip J. McCauley Philip J. McCauley
/s/ J. Fernando Zúñiga y Rivero J. Fernando Zúñiga y Rivero
Houston, Texas April 7, 2005

PERFORMANCE OF THE COMMON STOCK

        The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Transmeridian specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The graph below compares the cumulative total stockholder return on the Common Stock since February 2, 2002 (the date Transmeridian began trading on the OTC Bulletin Board) with the cumulative total return on the S&P 500 Index and the American Stock Exchange Oil Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the American Stock Exchange Oil Index on February 2, 2002, and reinvestment of all dividends).

TransMeridian Exploration, Inc.
Common Stock Trend
February 2002 - December 2004

	Feb 2002	Dec 2002	Dec 2003	Dec 2004
Transmeridian Exploration, Inc	100.00	6.00	40.00	94.25
S&P 500 Index	100.00	79.50	100.47	109.50
Amex Oil Index	100.00	84.94	106.94	137.07

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the rules promulgated thereunder and the requirements of the NASD, executive officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the Securities and Exchange Commission and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

        Based solely on its review of the copies of such reports received by the Company during or with respect to the fiscal year ended December 31, 2004 and/or written representations from such reporting persons, the Company believes that its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except that Mr. McCauley never filed his original report on Form 3 and Mr. Olivier was late in reporting on a Form 4 one common stock purchase on August 10, 2004. Mr. McCauley's has now filed his From 3 and he did not require filing any Form 4s as his holdings did not change during Fiscal 2004. Mr. Olivier has now reported the one purchase transaction. The Company believes that the late filings were inadvertent.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        Under the SEC's proxy rules, stockholder proposals that meet certain conditions may be included in Transmeridian's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Transmeridian's 2006 Annual Meeting of Stockholders must send the proposal to Transmeridian so that it is received at Transmeridian's principal executive offices no later than December 31, 2005, to be considered for inclusion in the proxy statement and form of proxy related to the 2006 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy, must give notice to Transmeridian no later than March 15, 2006, of the specific intention to do so. Any and all such proposals and notices should be sent to the attention of the Secretary of Transmeridian. Any and all such proposals must comply with applicable Securities and Exchange Commission regulations in order to be included in Transmeridian's proxy materials or to be presented at the Annual Meeting.

FINANCIAL AND OTHER INFORMATION

        The financial statements of Transmeridian have been included as part of the Annual Report of Transmeridian enclosed with this Proxy Statement. The following financial statements and notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk are incorporated by reference: Form 10-K for the year ended December 31, 2004.

        In addition, a representative of John A. Braden & Co., P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

        TRANSMERIDIAN WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2004. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, TRANSMERIDIAN EXPLORATION, INC., 397 N. SAM HOUSTON PKWY E., SUITE 300, HOUSTON, TEXAS 77060.

By Order of the Board of Directors

/s/ Earl W. McNiel Earl W. McNiel Vice President and Chief Financial Officer
Houston, Texas April 7, 2005

APPENDIX A

TRANSMERIDIAN EXPLORATION, INC.

AMENDED AND RESTATED 2003 STOCK COMPENSATION PLAN

        This Amended and Restated 2003 Stock Compensation Plan amends the 2003 Stock Compensation Plan of Transmeridian Exploration, Inc. to increase the number of shares authorized for issuance under such Plan from 2,500,000 shares to 5,000,000 shares, and otherwise restates the remaining provisions of such Plan, without further amendment, in its entirety.

SECTION 1. PURPOSE.

        The purpose of this 2003 Stock Compensation Plan (the "Plan") of Transmeridian Exploration, Inc. (together with any subsidiaries, affiliates or successor thereto, the "Company") is (a) to promote the identity of interests between shareholders, employees, and directors of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, and directors of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees and directors who contribute to the Company's success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, and directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company. Certain capitalized terms used in this Agreement are defined either in the body of the Agreement or in Section 12, "Definitions".

        Pursuant to the terms and conditions of this Plan, the Company is authorized to issue shares of common stock of the Company, $.0006 par value, under the Plan, including the issuance of the following types of Awards:

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  Restricted Stock Awards

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  Payments of Bonus Awards in Shares

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  Payment for Services to Consultants in Shares

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  Employer Contributions to 401-K Plan

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  Stock Appreciation Rights

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  Warrants to purchase Shares

SECTION 2. SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in Section 9, the total number of Shares reserved and available for Awards under the Plan during the term hereof shall be 5,000,000 million shares. For purposes of this Section 2, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

        If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent that the related award would be exempt under Rule 16b-3.

SECTION 3. ELIGIBILITY.

        Awards may be granted only to individuals who are officers, employees (including employees who are also directors), directors and Consultants of the Company or a Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

SECTION 4. SPECIFIC TERMS OF AWARDS.

        4.01.    General.    Awards may be granted on the terms and conditions set forth in this Section 4. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or alteration of terms requiring forfeiture of Awards in the event of termination of employment by the Participant.

        4.02.    Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i)    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. The Committee shall have the authority to set the period of time during which the restrictions shall apply and the vesting provisions relating to such Restricted Stock. Such Restricted Stock shall vest either: (x) if the Committee so determines, in full with respect to all Shares underlying such Award of Restricted Stock at the expiration of the restriction period; or (y) if the Committee so determines, proportionally in installments of the Shares underlying such Award of Restricted Stock over the restriction period, except that such restrictions may lapse earlier in the event of death, disability, termination of employment, or retirement of an awardee, on such terms as the Committee shall determine, or in accordance with Section 8 hereof. The Committee shall have the authority to accelerate the vesting of an Award of Restricted Stock. The Committee shall have the authority to award Restricted Stock without cash consideration or, if it so determines, for an exercise price.

          (ii)   Termination. The Committee shall have the authority to determine the events giving rise to the termination of such Restricted Stock and the terms and provisions relating to such Restricted Stock in the event of the termination of any employee's, officer's, director's, or Consultant's relationship with the Company. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case after the award has been made, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii)  Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. The Company, or if the Committee so designates, an escrow agent acting on behalf of the Company, shall retain physical possession of the certificates until such time as the shares are no longer restricted, and the Participant shall deliver a stock power to the Company or such agent, endorsed in blank, relating to the Restricted Stock.

          (iv)  Restrictions on Transfer. Except as may be otherwise expressly permitted by the Award Agreement, no right or interest of any Participant in the Restricted Stock prior to vesting of such Restricted Stock will be assignable or transferable, or subjected to any lien, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

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          (v)   Ownership. During the restriction period relating to the Restricted Stock, the Participant shall possess all incidents of ownership of such shares, including the right to vote and to receive dividends, subject to the restrictions set forth in this Plan, the Award Agreement, or as otherwise determined by the Committee.

          (vi)  Dividends and Distributions.    Unless otherwise set forth in the Award Agreement, the Committee shall determine at the time of the declaration of any dividends or distributions with respect to shares of Common Stock subject to the unvested portion of an Award whether such dividends or distributions will be subject to the same restrictions (including risk of forfeiture) as the shares to which such dividends or distributions relate. The Committee shall also determine whether the Company will withhold any such dividends or distributions pending vesting of the shares to which it relates and, in such event, the Committee will determine whether any interest will be paid on such dividends or distributions.

        4.03.    Bonus Awards.    The Committee is authorized to grant Bonus Awards to Participants on the following terms and conditions:

          (i)    Awards and Conditions. A Bonus Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Bonus Award is granted, in whole or in part, as determined by the Committee, conditioned upon, or in recognition of, the achievement of any performance criteria determined by the Committee.

          (ii)   Performance Period. The period of time with respect to which it is to be determined whether the performance criteria applicable to a Bonus Award have been achieved shall be such period of time as shall be determined by the Committee. A Bonus Award may be granted for past performance by a Participant and may include discretionary criteria for such performance as determined by the Committee. The vesting requirements, if any, attributable to Bonus Awards shall be determined by the Committee.

          (iii)  Other Terms. A Bonus Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

        4.04    Payment for Services by Consultants.    The Committee is authorized to issue Shares of the Company as direct payment for services by Consultants. The Committee shall establish the number of Shares to be issued to such Consultant as equivalent value for the services rendered by such Consultants, and the Committee shall otherwise make all determinations regarding the payment for such services in the form of Shares.

        4.05.    Employer Contributions to 401-K Plan.    The Committee is authorized to issue Shares under the Plan as employer contributions to any 401-K Plan established by the Company. The Committee shall approve the terms of any such 401-K Plan(s), including the employee contributions eligible for employer matching contributions and the provisions of such matching contributions, including vesting periods and terms of forfeiture.

        4.06.    Stock Appreciation Rights.    The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i)    Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in Section 8.03) over (B) the base price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which shall be not less than the Fair Market Value of one Share on the date of grant. On and

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  after the date of grant of a Stock Appreciation Right hereunder, the Committee shall not have the authority to reduce the base price of such Stock Appreciation Right, except as provided in Section 9 hereof.

          (ii)   Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right.

        4.07.    Warrants.    The Committee is authorized to grant Warrants to purchase Shares of the Company. The Committee shall establish the number of Shares to be exercised pursuant to such Warrants, the terms and conditions applicable to the Warrants (including, without limitation, the exercise price, which does not need to equal or exceed the Fair Market Value of the Shares at the date of the grant of the Warrant, and the period during which the Warrant is exercisable), and the criteria for issuing such Warrants. The Committee shall make all determinations regarding such Warrants and the rights thereto.

SECTION 5. ADMINISTRATION.

        5.01.    Authority of the Committee.    The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)    to select and designate Participants;

          (ii)   to designate Subsidiaries;

          (iii)  to determine the type or types of Awards to be granted to each Participant;

          (iv)  to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (v)   to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (vi)  to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or pursuant to an agreement between the Company and the Participant;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii)   to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix)  to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

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          (x)   to interpret and administer the Plan and any instrument or agreement relating to, or Award under, the Plan; and

          (xi)  to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

        5.02.    Manner of Exercise of Committee Authority.    Unless authority is specifically reserved to the Board under the terms of the Plan, or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

        5.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

SECTION 6. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

        6.01.    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

        6.02.    Exchange Provisions.    The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

        6.03.    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be required under Section 422 of the Code).

        6.04.    Form of Payment under Awards.    Subject to the terms of the Plan and any applicable Award Agreement, payments (if any) to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

        6.05.    Loan Provisions.    With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Company may make, guarantee, or arrange for, a loan or loans to a

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Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

SECTION 7. GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

        7.01.    Restrictions Under Rule 16b-3.    If and to the extent the Company is (or becomes) subject to Section 16 under the Exchange Act, then at such time, the following provisions shall apply:

          (i)    Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

          (ii)   Non-transferability. Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except upon such terms and conditions as the Committee may determine to an Immediate Family Member of such Participant, or to a trust, partnership or limited liability company all of whose beneficiaries, partners or members, as the case may be, are Immediate Family Members, or by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 7.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option as defined in the Code or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his legal representative.

          (iii)  Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

        7.02.    Limits on Transfer of Awards; Beneficiaries.    Except as provided in Section 7.01(ii), no right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Company or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 7.01(ii)), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Company under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A

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beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or other agreement applicable to such, except to the extent the Plan and such Award Agreement or other agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

        7.03.    Registration and Listing Compliance.    The Company shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Company and any national securities exchange, until such laws, regulations, and contractual obligations of the Company have been complied with in full, although the Company shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

        7.04.    Share Certificates.    All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange or the OTC Bulletin Board on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

SECTION 8. CHANGE OF CONTROL PROVISIONS.

        Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in this Section 8.

        8.01.    Acceleration and Cash-Out Rights.    In the event of a "Change of Control," as defined in Section 8.02, automatically in the case of all Participants:

          (i)    The performance criteria of all Bonus Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 7.01(i) and legal restrictions on the issuance of Shares set forth in Sections 7.03 and 7.04;

          (ii)   Any Stock Appreciation Right and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in Section 7.01(i) and legal restrictions on the issuance of Shares set forth in Sections 7.03 and 7.04;

          (iii)  The restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section 7.01(i) and legal restrictions on the issuance of Shares set forth in Sections 7.03 and 7.04;

          (iv)  In the sole discretion of the Committee, all outstanding Awards may be cancelled and in such event a Participant holding any such Award shall be paid in cash therefore on the basis of the "Change of Control Price" (as defined in Section 8.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided, however, that this Section 8.01(iv) shall not apply in the case of any Award if the cancellation of and

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  payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act; and

          (v)   To the extent Section 8.01(iv) of this Section 8 does not apply and at any time after the Change of Control the Shares are no longer readily tradable on an established exchange or the OTC Bulletin Board, a Participant shall, as of the date on which the Change of Control occurs, be entitled to receive, consistent with Rule 16b-3, and the Company shall use its best efforts to compel and obligate the surviving or resulting company in the Change of Control and/or the other party to the agreement or transaction resulting in the Change of Control to grant to the Participant, substitute Stock Appreciation Rights and/or Restricted Stock, as the case may be, in respect of the shares of common stock or other capital stock of such surviving or resulting company, or such other party involved in the Change of Control, on such terms and conditions, as to the number of shares, pricing, vesting, exercisability and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Appreciation Rights and/or Restricted Stock, as the case may be, previously granted hereunder.

        8.02.    Change of Control.    For purposes of Section 8.01, a "Change of Control" shall mean a change in ownership or control of the Company affected through any of the following transactions:

          (i)    the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

          (ii)   a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (iii)  any Corporate Transaction.

        8.03.    Change of Control Price.    For purposes of this Section 8, "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that in the case of Stock Appreciation Rights relating thereto, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

SECTION 9. ADJUSTMENT PROVISIONS.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, base price, or purchase

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price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

SECTION 10. CHANGES TO THE PLAN AND AWARDS.

        10.01.    Changes to the Plan.    The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed in order to maintain compliance therewith, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan after initial shareholder approval of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him.

        10.02.    Changes to Awards.    The Committee may, unless otherwise expressly prohibited by the Plan, waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially impair the rights of such Participant under such Award.

SECTION 11. GENERAL PROVISIONS.

        11.01.    No Rights to Awards.    No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

        11.02.    No Shareholder Rights.    Except to the extent provided in this Plan, an Award Agreement, or as otherwise designated by the Committee, no Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly vested, issued or transferred to the Participant in accordance with the terms of the Award. However, the Committee may specifically convey such rights pursuant to an Award.

        11.03.    Tax Withholding.    To the extent and in the manner permitted by applicable law, the Company or any Subsidiary is authorized to withhold from any Award granted (or from any payment relating to an Award under the Plan), any amounts of withholding and other taxes due with respect thereto, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Participant's tax obligations. The Committee is also authorized to require any Participant promptly to remit the amount necessary to satisfy any tax obligation to the Company before taking any action under the Plan, including the issuance of any Shares, with respect to an Award.

        11.04.    No Right to Employment.    Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employment of the Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate such employment at any time or increase or decrease such employee's compensation from the rate in existence at the time of granting of an Award.

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        11.05.    Unfunded Status of Awards.    With respect to any payments not yet made to a Participant pursuant to an Award the Plan constitutes a mere promise to make the benefit payments provided for herein, and nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the unfunded status of the Plan.

        11.06.    Other Compensatory Arrangements.    The Company or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

        11.07.    Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determined whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        11.08.    Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws, and applicable federal law.

SECTION 12. DEFINITIONS.

        In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

        12.01.   "Award" means any Restricted Stock Award, Bonus Award, payment for services of a Consultant, Stock Appreciation Right, warrant to purchase Shares, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

        12.02.   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

        12.03.   "Board" means the Board of Directors of the Company.

        12.04   "Bonus Award" means a right, granted to a Participant under Section 4.03, to receive cash, Shares, other Awards, or other property.

        12.05   "Corporate Transaction" means any of the following shareholder-approved transactions to which the Company is a party

          (i)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

          (ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (iii)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

        12.06.   "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

10

        12.07.   "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that if and when the Company shall be or become subject to Section 16 of the Exchange Act, then the Committee, and any subcommittee thereof, shall consist of two or more directors (or such lesser number as may be permitted by applicable law or rule), each of whom is a "disinterested person" within the meaning of the applicable provisions of Rule 16b-3 under the Exchange Act.

        12.08.   "Consultant" means any person who is engaged by the Company or a Subsidiary to render consulting, advisory or other services to the Company or a Subsidiary.

        12.09.   "Disability" shall mean the inability of a Grantee to perform his or her duties and responsibilities for a period of 90 consecutive days or an aggregate period of 180 days in any two year period.

        12.10.   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and any rules and regulations thereunder.

        12.11.   "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing price of the Shares on the date of the grant of the Award, as reported by the American Stock Exchange or other national exchange on which the Shares are listed (or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System, Small Cap or National Markets, the National Association of Securities Dealers OTC Bulletin Board or in The Wall Street Journal).

        12.12.   "Immediate Family Member" means, with respect to any Participant, any of such Participant's spouse, children, parents or siblings.

        12.13.   "Participant" shall mean any officer, director, employee, or Consultant of the Company who has been granted an Award under the Plan.

        12.14.   "Restricted Stock" means Shares granted to a Participant under Section 4.02, that are subject to certain restrictions and to a risk of forfeiture.

        12.15.   "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        12.16.   "Shares" means the Common Stock, $0.0006 par value per share, of the Company and such other securities of the Company as may be substituted for Shares or such other securities pursuant to the Plan.

        12.17.   "Stock Appreciation Right" means a right, granted to a Participant under Section 4.06, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award Agreement or determined by the Committee.

        12.18.   "Subsidiary" means any company (other than the Company) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power for all classes of stock. In addition, any other related entity may be designated by the Board or the Committee as a Subsidiary, provided the Board or the Committee determines that the Company has a substantial ownership interest in such entity.

        12.19.   "Year" means a calendar year.

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TRANSMERIDIAN EXPLORATION, INC.
PROXY SOLICITED BY THE
BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MAY 17, 2005

        The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Transmeridian Exploration, Inc. ("Transmeridian") to be held May 17, 2005, and (2) constitutes and appoints Lorrie T. Olivier and Earl W. McNiel, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth below, with respect to all of the shares of Common Stock of Transmeridian standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

1.	PROPOSAL ONE: Election of six Directors of Transmeridian, to hold office in accordance with Transmeridian's Certificate of Incorporation and Bylaws until the 2006 Annual Meeting of Stockholders.
Nominees: Messrs. Olivier, McCauley, Dorman, Reese, Carter and Zúñiga y Rivero.
☐ FOR each of the nominees listed above,
☐ WITHHOLD AUTHORITY to vote except marked to the contrary below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE, WRITE THE NAME OF SUCH NOMINEE IN THE SPACE PROVIDED BELOW.)

2.	PROPOSAL TWO: Ratify the appointment of John A. Braden & Company, P. C., as independent auditors of Transmeridian for the year ending December 31, 2005.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	PROPOSAL THREE: Approve an amendment to the Company's 2003 Stock Compensation Plan to increase the number of shares authorized under such Plan by 2,500,000 shares
	☐ FOR	☐ AGAINST	☐ ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted FOR the proposals. Your shares cannot be voted unless you sign and return this card.

(Signature)	(Signature)	(Date)
NOTE:
PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

QuickLinks

RECORD DATE AND VOTING SECURITIES
RECOMMENDATIONS OF THE BOARD
QUORUM AND VOTING
PROXY SOLICITATION
REVOCATION OF PROXY
OWNERSHIP OF COMMON STOCK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM ONE: ELECTION OF DIRECTORS
DIRECTORS' MEETINGS AND COMMITTEES
COMPENSATION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS OF TRANSMERIDIAN
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON CHIEF EXECUTIVE COMPENSATION
ITEM TWO: RATIFICATION OF APPOINTMENT OF AUDITORS
ITEM THREE: PROPOSAL TO AMEND THE COMPANY'S 2003 STOCK COMPENSATION PLAN
Description of 2003 Stock Compensation Plan
AUDIT COMMITTEE REPORT
PERFORMANCE OF THE COMMON STOCK
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
FINANCIAL AND OTHER INFORMATION
APPENDIX A
TRANSMERIDIAN EXPLORATION, INC. AMENDED AND RESTATED 2003 STOCK COMPENSATION PLAN
TRANSMERIDIAN EXPLORATION, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2005